Exhibit 99.2

CRAWFORD & COMPANY

Revised Reconciliation of Non-GAAP Results (UNAUDITED)

Following are the reconciliations of GAAP Revenue, Operating Earnings, Pretax Earnings, Net Income and Earnings Per Share to related non-GAAP Adjusted figures for the years and quarters of 2020 and 2019. Results are presented before acquisition-related amortization of intangible assets, goodwill impairment, restructuring costs and gain on disposition of businesses, arbitration and claim settlements and tax valuation allowances:

Three Months Ended March 31, 2020
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$237,531	$7,013	$(21,465)	$(11,399)	$(0.21)	$(0.23)
Adjustments:
Amortization of intangible assets	—	—	2,756	2,067	0.04	0.04
Goodwill impairment	—	—	17,674	9,133	0.18	0.18
Restructuring costs	—	—	5,714	3,263	0.06	0.06
Non-GAAP Adjusted	$237,531	$7,013	$4,679	$3,064	$0.07	$0.05

Three Months Ended June 30, 2020
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$234,416	$18,244	$12,433	$5,898	$0.11	$0.11
Adjustments:
Amortization of intangible assets	—	—	2,732	2,049	0.04	0.04
Income tax impact of first quarter goodwill impairment	—	—	—	2,206	0.04	0.04
Gain on disposition of businesses, net	—	—	341	265	—	—
Non-GAAP Adjusted	$234,416	$18,244	$15,506	$10,418	$0.19	$0.19

Three Months Ended September 30, 2020
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$253,124	$28,055	$36,438	$24,397	$0.46	$0.46
Adjustments:
Amortization of intangible assets	—	—	3,665	2,749	0.05	0.05
Income tax impact of first quarter goodwill impairment	—	—	—	1,935	0.04	0.04
Gain on disposition of businesses, net	—	—	(14,104)	(11,072)	(0.21)	(0.21)
Non-GAAP Adjusted	$253,124	$28,055	$25,999	$18,009	$0.34	$0.34

Three Months Ended December 31, 2020
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$257,421	$18,518	$11,862	$9,400	$0.18	$0.18
Adjustments:
Amortization of intangible assets	—	—	2,500	1,875	0.03	0.03
Income tax impact of first quarter goodwill impairment	—	—	—	935	0.02	0.02
Restructuring and other costs, net	—	—	2,419	1,664	0.03	0.03
Non-GAAP Adjusted	$257,421	$18,518	$16,781	$13,874	$0.26	$0.26

Year Ended December 31, 2020
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$982,492	$71,830	$39,088	$28,296	$0.54	$0.52
Adjustments:
Amortization of intangible assets	—	—	11,653	8,740	0.16	0.16
Goodwill impairment	—	—	17,674	14,209	0.27	0.27
Restructuring costs	—	—	8,133	4,927	0.09	0.09
Gain on disposition of businesses, net	—	—	(13,763)	(10,807)	(0.20)	(0.20)
Non-GAAP Adjusted	$982,492	$71,830	$62,785	$45,365	$0.86	$0.84

Three Months Ended March 31, 2019
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$247,058	$14,701	$8,702	$6,109	$0.12	$0.10
Adjustments:
Amortization of intangible assets	—	—	2,798	2,099	0.04	0.04
Non-GAAP Adjusted	$247,058	$14,701	$11,500	$8,208	$0.16	$0.14

Three Months Ended June 30, 2019
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$256,881	$22,518	$5,483	$2,642	$0.06	$0.04
Adjustments:
Amortization of intangible assets	—	—	2,802	2,102	0.04	0.04
Arbitration and claim settlements	—	—	11,352	8,389	0.15	0.15
Non-GAAP Adjusted	$256,881	$22,518	$19,637	$13,133	$0.25	$0.23

Three Months Ended September 30, 2019
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$254,677	$23,660	$16,019	$11,046	$0.21	$0.19
Adjustments:
Amortization of intangible assets	—	—	2,829	2,122	0.04	0.04
Arbitration and claim settlements	—	—	1,200	887	0.02	0.02
Non-GAAP Adjusted	$254,677	$23,660	$20,048	$14,055	$0.27	$0.25

Three Months Ended December 31, 2019
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$247,186	$16,730	$(6,567)	$(7,312)	$(0.13)	$(0.15)
Adjustments:
Amortization of intangible assets	—	—	2,848	2,136	0.04	0.04
Goodwill impairment	—	—	17,484	13,057	0.24	0.24
Tax valuation allowances	—	—	—	1,991	0.04	0.04
Non-GAAP Adjusted	$247,186	$16,730	$13,765	$9,872	$0.19	$0.17

Year Ended December 31, 2019
(in thousands)	Revenues	Non-GAAP Operating earnings(1)	Pretax earnings	Net income attributable to Crawford & Company	Diluted earnings per CRD-A share(2)	Diluted earnings per CRD-B share(2)
GAAP	$1,005,802	$77,609	$23,637	$12,485	$0.26	$0.19
Adjustments:
Amortization of intangible assets	—	—	11,277	8,459	0.16	0.15
Goodwill impairment charge	—	—	17,484	13,057	0.24	0.24
Arbitration and claim settlements	—	—	12,552	9,276	0.17	0.17
Tax valuation allowances	—	—	—	1,991	0.04	0.04
Non-GAAP Adjusted	$1,005,802	$77,609	$64,950	$45,268	$0.87	$0.79

(1)

Reconciliations of Non-GAAP Operating earnings to Net income attributable to shareholders of Crawford & Company were performed for each quarterly and year end schedule in press releases at Exhibit 99.1 for each respective quarter.

(2)	Due to the method used in calculating per share data as prescribed by ASC 260, “Earnings per Share,” the quarterly per share data may not total to the full-year per share data.